Virtus International Small-Cap Fund (the “Fund”),
a series of Virtus Strategy Trust

Supplement dated September 5, 2023 to the Fund’s Summary Prospectus and Virtus Strategy Trust Statutory Prospectus, each dated January 27, 2023, as supplemented

Important Notice to Investors

The first paragraph under “Principal Investment Strategies” in the Fund’s summary prospectus and the summary section of the statutory prospectus will be replaced with the following:

The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI ACWI ex US Small Cap Index. Under normal circumstances, the fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI ACWI ex US Small-Cap Index, which as of June 30, 2023 would permit the fund to maintain a weighted-average market capitalization ranging from $900 million to $1.5 billion. The fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The fund may invest in emerging market securities.

In the section “More Information about Risks Related to Principal Investment strategies” the first paragraph under “Principal Investment Strategies” starting on page 46 of the statutory prospectus relating to the Fund will be replaced with the following:

The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI ACWI ex US Small-Cap Index. Under normal circumstances, the fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI ACWI ex US Small Cap Index, which as of June 30, 2023 would permit the fund to maintain a weighted-average market capitalization ranging from $900 million to $1.5 billion. The fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The fund may invest in emerging market securities. The fund’s policy of investing 80% of its assets in companies with smaller market capitalizations may be changed only upon 60 days’ written notice to shareholders.

Investors should retain this supplement with the Prospectuses for future reference.

VST 8060 International Small-Cap PIS Changes (9/2023)